SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: July 6, 2001


                         UNIVERSAL MEDIA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      000-28459                   22-3360133
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                               Identification #)



                  540 North Avenue, Suite 3C, New Jersey 07083
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  877-890-9719
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         The Company has entered into an Agreement to purchase 51% of the Assets of Del-Pais International, Inc., for the issuance of shares as set forth in the Agreement to Thomas Fatato.

         The assets purchased belong to a company that sells a private label soft drink in the New York City area.


ITEM 7.          FINANCIAL STATEMENTS

         The Company intends to file the appropriate and necessary financial statements required within the time period set forth in the applicable rules.



EXHIBITS

         Asset Purchase Agreement



         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ Anthony Vigliotti
         ---------------------------------
         Anthony Vigliotti
         President

Date:        July 10, 2001